VANGUARD/TRUSTEES' EQUITY FUND-U.S. PORTFOLIO
                              PROSPECTUS SUPPLEMENT
                                  JUNE 4, 1998


The Board of Trustees of Vanguard/Trustees' Equity Fund-U.S. Portfolio has proposed a tax-free reorganization of the U.S. Portfolio into Vanguard Growth and Income Portfolio. In anticipation of a possible reorganization, the following changes have been made:

          1. The U.S. Portfolio has been closed to new accounts.

          2. Franklin Portfolio Associates, investment adviser to the Growth and Income Portfolio, has replaced Geewax, Terker & Company as investment adviser to the U.S. Portfolio. Pending approval and implementation of the proposed reorganization, Franklin has agreed to manage the U.S. Portfolio for an annualized fee of 0.08% of its average net assets.

Both changes became effective on May 21, 1998.